UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 17, 2003 (July 17, 2003)

Alliance Bancorp of New England, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13405	06-1495617

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

348 Hartford Turnpike, Vernon CT	06066

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 875-2500

Not Applicable

(Former name or former address, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable
(b)	Pro Forma Financial Information
Not applicable
(c)	Exhibits
99.1 Informational Presentation

Item 9.      Regulation FD Disclosure

On July 17, 2003, the Company will post an informational presentation on its Internet site (http://www.alliancebancorp.com). The informational presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 9.

The information included in this Item 9, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 17, 2003	ALLIANCE BANCORP OF
NEW ENGLAND, INC.
Registrant

		By:	/s/ David H. Gonci

David H. Gonci
Senior Vice President/
Chief Financial Officer